Exhibit 3(D)

                         SELLING AND SERVICES AGREEMENT
                                       FOR
               INSURANCE AND ANNUITY (FIXED AND VARIABLE) PRODUCTS

      THIS SELLING AND SERVICES AGREEMENT (this "Agreement") is entered into as of ____________________, 20___ (the "Effective Date") by and between CUNA Mutual Insurance Society, an Iowa insurance company ("CUNA Mutual"), CUNA Brokerage Services, Inc., a Wisconsin corporation ("CUNA Brokerage") and [_______________________________], [a/an __________________], the undersigned general agent ("General Agent") and [___________________], [a/an ______________________], the undersigned broker-dealer ("Broker-Dealer"), both with an address of [______________________________________].

    WHEREAS, CUNA Mutual has the requisite authority to provide certain fixed insurance policies and annuity contracts and variable life insurance policies and annuity contracts, some of which are securities under the Securities Act of 1933, as amended;

    WHEREAS, CUNA Mutual has appointed CUNA Brokerage, a registered broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA"), as the principal underwriter and distributor of its variable life insurance policies and annuity contracts;

    WHEREAS, General Agent or Broker-Dealer, as the case may be, has the requisite authority to solicit, sell and service fixed insurance policies and annuity contracts and variable life insurance policies and annuity contracts contemplated under this Agreement and Broker-Dealer is a registered broker-dealer with the SEC under the 1934 Act and a member of FINRA; and

    WHEREAS, CUNA Mutual and CUNA Brokerage desire to appoint and authorize, on a non-exclusive basis, General Agent and Broker-Dealer to solicit, sell and service certain fixed insurance policies and annuity contracts and variable life insurance policies and annuity contracts (hereinafter collectively referred to as the "Products"), which are more fully described in the Products and Compensation Schedule (the "Schedule") attached hereto and incorporated herein, and to have General Agent and Broker-Dealer provide certain administrative services as described in this Agreement for purposes of soliciting, selling and servicing the Products; and General Agent and Broker-Dealer desire to accept such appointment and authorization pursuant to this Agreement. In the event General Agent and Broker-Dealer are the same entity, the term "General Agent" in this Agreement shall refer to Broker-Dealer, which shall undertake all the obligations and privileges of General Agent pursuant to this Agreement.

    NOW, THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

1. PURPOSE OF AGREEMENT. The principal purpose of this Agreement is to set forth a selling and service arrangement whereby CUNA Mutual and CUNA Brokerage will provide the Products and appoint and authorize, on a non-exclusive basis, General Agent and Broker-Dealer, and through General Agent's and Broker-Dealer's registered representatives ("Representatives") who are also licensed to sell insurance in appropriate jurisdictions and who are appointed by CUNA Mutual to sell the Products, accept such appointment and authorization and will solicit, sell and service the Products
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hereunder. Further, General Agent and Broker-Dealer will provide certain administrative services pursuant to this Agreement for the purposes of soliciting, selling and servicing the Products.

2.  ROLES AND RESPONSIBILITIES OF CUNA MUTUAL AND CUNA BROKERAGE.

    2.1 THE PRODUCTS. The Products issued by CUNA Mutual are described on the Schedule. The attached Schedule may be amended from time-to-time by CUNA Mutual. Prior versions of Products are included for servicing under this Agreement for prior customers by Representatives who are now appointed as agents of CUNA Mutual through General Agent under this Agreement. Any customer records and files relating to prior versions of the Products shall be retained by the appropriate Representatives or by General Agent or Broker-Dealer and shall be subject to the confidentiality provisions of Section 5 and record maintenance provisions of Subsection 3.15 of this Agreement. Upon issuance of the Products pursuant to this Agreement, CUNA Mutual will transmit Products to General Agent or Broker-Dealer for delivery to policyholders according to procedures set up by CUNA Mutual, unless CUNA Mutual has provided otherwise. CUNA Mutual, in its sole discretion and without notice to Broker-Dealer, may suspend sales of any of the Products or may amend the Products if, in CUNA Mutual's opinion, such suspension or amendment is: (a) necessary for compliance with federal, state, or local laws, regulations, or administrative orders; or (b) necessary to prevent administrative or financial hardship to CUNA Mutual. In all other situations, CUNA Mutual shall provide reasonable notice, as practicable, to Broker-Dealer prior to suspending sales of any of the Products or amending the Products.

    2.2. APPOINTMENT OF GENERAL AGENT AND AUTHORIZATION OF BROKER-DEALER. CUNA Mutual hereby appoints and CUNA Brokerage hereby authorizes General Agent and Broker-Dealer to solicit, sell and service the Products through its Representatives. General Agent and Broker-Dealer shall be responsible for any appointment or renewal fees.

    2.3 PROSPECTUSES. CUNA Mutual and CUNA Brokerage, at their own expense, will provide Broker-Dealer with prospectuses and supplements thereto relating to the Products, and such other materials as CUNA Mutual or CUNA Brokerage, in its sole discretion, deems necessary or appropriate for use in connection with the issuance and sale of the Products. Upon termination of this Agreement or upon request by CUNA Mutual or CUNA Brokerage, Broker-Dealer shall promptly return all such prospectuses, supplements and other materials to CUNA Mutual or CUNA Brokerage free from any claim or retention rights by Broker-Dealer.

    2.4 SALES AND PROMOTION MATERIAL. CUNA Mutual and CUNA Brokerage, at their expense and as deemed necessary at their discretion, may provide sales and promotion materials relating to the Products for use by General Agent and Broker-Dealer. Upon termination of this Agreement, General Agent and Broker-Dealer shall promptly return or destroy all such sales and promotion materials and advertising relating to the Products to CUNA Mutual or CUNA Brokerage pursuant to Subsection 7.3 hereof.

    2.5  COMPENSATION.

         (a) CUNA Mutual shall pay "Compensation," as more fully described in the Schedule, semi-monthly to General Agent and/or Broker-Dealer based upon the Products sold by General Agent and/or Broker-Dealer during the term of this Agreement. CUNA Mutual reserves the right, upon at least thirty (30) days prior written notice to General Agent and Broker-Dealer, to change the Compensation on the Schedule. Any such change shall constitute an amendment to the Schedule and shall apply to Compensation due on applications of the Products received by CUNA

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Mutual after the effective date of such amendment. Notwithstanding the foregoing, in the event General Agent or Broker-Dealer or any Representative of General Agent or Broker-Dealer shall at any time induce or endeavor to induce any policyholders to relinquish the Products, except under circumstances where there is reasonable grounds for believing that a particular policy or contract is not suitable for a customer, any and all Compensation due General Agent and Broker-Dealer hereunder shall cease and terminate. Except as expressly set forth herein and the Schedule, no compensation other than that shown on the Schedule shall be paid or payable by CUNA Mutual or CUNA Brokerage to General Agent or Broker-Dealer in connection with the offer and sale of the Products.

        (b) General Agent and CUNA Mutual acknowledge and agree that certain Representatives, acting as agents of General Agent under this Agreement, may elect to be paid by CUNA Mutual directly for fixed annuity products described on the Schedule attached hereto. Such agents will be acting as independent agents under a separate independent agent agreement executed between CUNA Mutual and said agents.

    2.6 LEGAL COMPLIANCE. CUNA Mutual and CUNA Brokerage will comply in all material respects with all applicable insurance and securities laws and rules and regulations thereunder, including the rules and regulations of federal and state authorities and self-regulatory organizations that have jurisdiction over their activities described in this Agreement.

3.  ROLES AND RESPONSIBILITIES OF GENERAL AGENT AND BROKER-DEALER.

    3.1 INSURANCE LICENSING. At all times while performing obligations under this Agreement and at its own expense, General Agent, and General Agent's Representatives, shall be validly licensed, including fees related to license issue, transfer and termination, as an insurance agency in the states and other local jurisdictions that require such licensing or registration in connection with General Agent's fixed and variable insurance sales activities, or shall maintain a validly licensed insurance agency subsidiary in those states in which General Agent cannot obtain a corporate agent's license.

    3.2 SECURITIES REGISTRATION. At all times while Broker-Dealer is performing its obligations under this Agreement, Broker-Dealer, at its own expense, shall be responsible for all fees, including registration and examination fees, necessary in order to be registered as a securities broker with the SEC and FINRA and shall generally maintain all licenses, registrations and such other qualifications as may be necessary or required by applicable federal and state laws, regulations or requirements of any self-regulating organization with respect to its activities hereunder.

    3.3 REPRESENTATIVES. General Agent shall have sole responsibility for the training, supervision and compliance with applicable insurance laws and regulations relating to Representatives who are engaged directly or indirectly in soliciting, selling and servicing of the Products. All such persons shall be subject to the control of Broker-Dealer with respect to such persons' securities regulated activities in connection with the Products, including, but not limited to, training and compliance with applicable federal and state laws and regulations and compliance with any supervisory responsibilities pursuant to applicable FINRA rules. General Agent and Broker-Dealer shall be responsible for the selection of Representatives with the requisite insurance licenses and securities registration under applicable federal, state, and local laws, rules or regulations in order to engage in soliciting, selling and servicing the Products. General Agent and Broker-Dealer will cause such Representatives to be trained in the selling of the Products to ensure Representatives have thorough knowledge of the Products and the ability to make appropriate product presentations and

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suitability determinations in compliance with applicable law. Furthermore,
General Agent and Broker-Dealer will ensure Representatives are licensed and registered representatives of General Agent or Broker-Dealer, as the case may be, and meet any other requirements or conditions of this Agreement before such Representatives engage in the solicitation of applications for the Products, and General Agent and Broker-Dealer will ensure that such Representatives maintain such licenses and registrations in accordance with applicable laws and regulations. General Agent and Broker Dealer will be responsible for all insurance and licensing fees for Representatives. Further, General Agent and Broker-Dealer will cause such Representatives to limit solicitation of applications for the Products to jurisdictions where CUNA Mutual or CUNA Brokerage has approved or authorized such solicitation. General Agent and Broker-Dealer will cause such Representatives to comply with all applicable administrative procedures of CUNA Mutual, including, without limitation, those that specifically address selling practices. Representatives' qualifications shall be certified to the satisfaction of CUNA Mutual and CUNA Brokerage, and General Agent or Broker-Dealer, as the case may be, shall notify CUNA Mutual and CUNA Brokerage if any Representative ceases to be a registered representative of Broker-Dealer or ceases to maintain the proper licensing required for selling the Products and will act to terminate the sales activities of such Representative relating to the Products.

    3.4 APPOINTMENT OF REPRESENTATIVES. General Agent shall assist CUNA Mutual in the appointment of Representatives under the applicable insurance laws to sell the Products. General Agent agrees to fulfill all requirements set forth in the General Letter of Recommendation, attached hereto as Exhibit A and fully incorporated herein, in conjunction with the submission of licensing/appointment papers for all applicants as insurance agents of CUNA Mutual. All such licensing/appointment papers should be submitted to CUNA Mutual or its duly appointed agent by General Agent. Notwithstanding such submission, CUNA Mutual shall have sole discretion to appoint, refuse to appoint, discontinue, or terminate the appointment of any Representative as an insurance agent of CUNA Mutual.

    3.5 REPRESENTATIVES' INSURANCE COMPLIANCE. Prior to allowing Representatives to solicit, sell or service the Products, General Agent shall require Representatives to be validly insurance licensed, registered and appointed by CUNA Mutual as an agent in accordance with the jurisdictional requirements of the place where the solicitations, sales or service take place as well as the solicited person's or entity's place of residence.

    3.6 COMPLIANCE WITH FINRA RULES OF CONDUCT AND FEDERAL AND STATE SECURITIES AND INSURANCE LAWS.

        (a) Broker-Dealer shall fully comply and shall cause Representatives to fully comply with the requirements of FINRA and of the 1934 Act and all other applicable securities and insurance federal, state or local laws, rules and regulations. Further, General Agent and Broker-Dealer will establish rules and procedures as may be necessary consistent with applicable laws and regulations to provide diligent supervision of the securities and insurance sales activities of Representatives. Upon request by CUNA Mutual or CUNA Brokerage, General
Agent and Broker-Dealer shall promptly furnish any records deemed necessary to establish such diligent supervision.

        (b) Broker-Dealer represents and warrants that during the tern of this Agreement, it will maintain and implement: i) policies and procedures designed to comply with all applicable rules of FINRA, including but not limited to rules relating to suitability of variable annuity and variable universal life recommendations; ii) a training program for Representatives designed to ensure that Representatives gather information concerning a customer's financial status, tax status,

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investment objective and other relevant information prior to recommending the purchase or exchange of a variable annuity or variable universal life contract; and iii) a reasonable system of sales supervision designed to achieve compliance with FINRA rules. Upon request by CUNA Mutual, Broker-Dealer agrees to provide a report to CUNA Mutual certifying that Broker-Dealer is in compliance with the said activities listed above. Such reports shall be certified by a senior manager of Broker-Dealer who has responsibility for such activities. Broker-Dealer acknowledges and agrees that CUNA Mutual and/or CUNA Brokerage may conduct an inspection and/or audit of Broker-Dealer on a periodic basis to ensure compliance with the stated activities above, and Broker-Dealer agrees to make reasonable accommodation to CUNA Mutual to enable CUNA Mutual to inspect documents and records Broker-Dealer is responsible to maintain that are directly related to the sale and suitability of any CUNA Mutual variable annuity and variable universal life products.

    3.7 COMPLIANCE WITH ADMINISTRATIVE PROCEDURES. General Agent and Broker-Dealer shall fully comply and shall cause Representatives to fully comply with the administrative procedures of CUNA Mutual relating to the Products and the policies and procedures adopted by CUNA Mutual relating to privacy, agent conduct and similar matters to the extent such policies and procedures are applicable to the soliciting, sale and servicing of the Products, as those administrative procedures and other policies and procedures are now in effect or may be amended or established in the future by CUNA Mutual in its sole discretion and communicated to General Agent and Broker-Dealer, as appropriate.

    3.8 COMPLIANCE WITH PROSPECTUSES. General Agent and Broker-Dealer shall comply with the terms of any prospectus (and supplements thereto) for a Product. Without limiting the generality of the foregoing, General Agent and Broker-Dealer shall offer the Products only at the public offering price disclosed in the prospectus. In this regard, General Agent and Broker-Dealer agree that Broker-Dealer shall be responsible for determining if, and calculating the amount of, any waiver or reduction in sales charges is applicable to any prospective purchaser of a Product and indicating such information on the application for the Product. In addition, without limiting the generality of the foregoing, General Agent and Broker-Dealer understand and acknowledge that the Products are not suitable for offer or sale in connection with any so-called "market-timing" program, plan, arrangement or service of General Agent or Broker-Dealer or any Representative. General Agent and Broker-Dealer shall not knowingly solicit, offer, or sell Products for use in connection with any so-called "market-timing" program, plan, arrangement or service and shall provide reasonable assistance to CUNA Mutual and CUNA Brokerage in preventing the Products from being used for "market-timing" activity.

    3.9 DELIVERY OF PROSPECTUSES AND USE OF SALES MATERIALS. Broker-Dealer agrees to deliver prospectuses, prospectus supplements, and other sales and promotion materials for the Products to purchasers and prospective purchasers of the Products in a timely manner and in accordance with all applicable laws and regulations. General Agent and Broker-Dealer shall not use any sales and promotion materials or any advertisements that they may create relating to the Products, CUNA Mutual or CUNA Brokerage, unless CUNA Mutual or CUNA Brokerage approve such materials and advertisements in writing prior to use. However, this limitation shall not prevent General Agent and Broker-Dealer from advertising insurance products in general, provided such advertising does not reference the Products, CUNA Mutual, CUNA Brokerage, or any affiliated person of CUNA Mutual or CUNA Brokerage.

    3.10 NOTICE OF REPRESENTATIVE'S NONCOMPLIANCE. In the event a
Representative fails or refuses to submit to supervision of General Agent and Broker-Dealer, ceases to be a registered representative of Broker-Dealer or otherwise fails to meet the rules and standards imposed by

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General Agent and Broker-Dealer on Representatives, General Agent and
Broker-Dealer, as the case may be, shall immediately advise CUNA Mutual and CUNA Brokerage of this fact and shall immediately notify such Representative that s/he is no longer authorized to sell the Products. General Agent or Broker-Dealer shall take whatever additional action may be necessary to terminate the selling and service activities of such Representative relating to the Products, which shall include, but not be limited to, acquiring all the customer records and files of the Representative relating to the Products. General Agent and Broker-Dealer agree to retain such customer records as required by applicable federal or state laws and regulations and to provide access to such records as CUNA Mutual or CUNA Brokerage may reasonably request.

    3.11 COMPENSATION TO REPRESENTATIVES. CUNA Mutual shall pay Compensation to General Agent and Broker-Dealer pursuant to the Schedule. General Agent and Broker-Dealer will be solely responsible for any compensation payable to Representatives or any other persons associated with General Agent and Broker-Dealer relating to the Products hereunder in accordance with applicable laws and regulations. Except as necessary to meet legal requirements or subject to the provisions as set forth in Subsection 2.5(b) of this Agreement, CUNA Mutual or CUNA Brokerage will not be responsible for any compensation payable to Representatives or agents of General Agent and Broker-Dealer.

    3.12 HANDLING OF APPLICATIONS. CUNA Mutual shall supply Product application forms for General Agent's and Broker-Dealer's use. All payments collected by General Agent or Broker-Dealer or Representatives of General Agent and Broker-Dealer will be promptly remitted in full, along with such application forms and any other required documentation, directly to CUNA Mutual at the address indicated on such application or to such other address as CUNA Mutual designates in writing. General Agent and Broker-Dealer are responsible for reviewing all such applications for completeness and correctness, as well as compliance with suitability standards of all applicable federal state laws, rules and regulations and SEC and FINRA requirements. Payments for the Products shall be made by check, bank wire transfer or other forms of payment deemed acceptable by CUNA Mutual and allowable under applicable laws or regulations and shall be drawn to the order of "CUNA Mutual Insurance Society." General Agent and Broker-Dealer do not have any authority to deposit or endorse checks payable to CUNA Mutual without the prior written approval of CUNA Mutual. All applications are subject to acceptance or rejection by CUNA Mutual in its sole discretion. CUNA Mutual may require that any medical examination made in conjunction with an application for a Product be made by a medical examiner approved by CUNA Mutual and CUNA Mutual shall pay only those fees in connection with medical examinations that have been expressly authorized by it. All records or information obtained hereunder by General Agent or Broker-Dealer shall not be disclosed or used except as expressly authorized herein and pursuant to Section 5 hereof, and General Agent and Broker-Dealer will keep confidential such records and information, which will only be disclosed as authorized or if expressly required by federal or state regulatory authorities. General Agent and Broker-Dealer, in submitting applications for the Products, will be deemed to have warranted to CUNA Mutual and CUNA Brokerage that General Agent or Broker-Dealer, as the case may be, has made a determination of suitability based on information concerning the prospective purchaser's insurance and investment objectives, risk tolerance, need for liquidity, and financial and insurance situation and needs, or on such other factors that General Agent or Broker-Dealer deems to be appropriate under the circumstances and in compliance with applicable laws and regulations. General Agent and Broker-Dealer will not, directly or indirectly, expend or contract for the expenditure of any funds of CUNA Mutual or CUNA Brokerage and CUNA Mutual and CUNA Brokerage will not be obligated to pay any expense incurred by General Agent or Broker-Dealer in the performance of this Agreement, unless otherwise provided for in this Agreement or agreed to in advance in writing by CUNA Mutual or CUNA Brokerage.

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    3.13 TRANSMISSION AND OWNERSHIP OF MONEY FOR PRODUCTS. All money received by General Agent and Broker-Dealer or Representatives or agents of General Agent and Broker-Dealer in connection with the Products, whether as premium or otherwise, and whether paid by or on behalf of any policyholder, contract owner or anyone else having an interest in the Products, is the property of CUNA Mutual, shall be held in a separate account and shall be transmitted promptly in accordance with the administrative procedures of CUNA Mutual without any deduction or offset for any reason, including but not limited to, any deduction or offset for Compensation claimed by General Agent or Broker-Dealer.

    3.14 DELIVERY OF PRODUCTS. Upon issuance of the Products by CUNA Mutual pursuant to this Agreement, CUNA Mutual will transmit Products to General Agent or Broker-Dealer for delivery to purchasers according to procedures set up by CUNA Mutual, unless CUNA Mutual has provided otherwise. General Agent and Broker-Dealer hereby agree to deliver all Products to purchasers within five (5) business days after receipt by General Agent or Broker-Dealer, as the case may be. General Agent and Broker-Dealer agree to indemnify and hold harmless CUNA Mutual and CUNA Brokerage for any and all losses (including consequential damages and regulatory penalties or fines) caused by General Agent's or Broker-Dealer's failure or any Representative's failure to perform the undertakings pursuant to this Agreement. General Agent and Broker-Dealer hereby authorize CUNA Mutual to set off any amount it owes CUNA Mutual or CUNA Brokerage under this Subsection against any and all amounts otherwise payable to General Agent and Broker-Dealer by CUNA Mutual.

    3.15 BOOKS, ACCOUNTS AND RECORDS. General Agent and Broker-Dealer will maintain all books, accounts, and records as required by applicable laws and regulations. The books, accounts and records of General Agent and Broker-Dealer shall be kept in good order and clearly and accurately disclose the nature and details of transactions relating to the Products and General Agent's and Broker-Dealer's activities related thereto. General Agent and Broker-Dealer shall keep confidential all information obtained pursuant to this Agreement, including, but not limited to, names of policyholders, and shall disclose such information only if CUNA Mutual or CUNA Brokerage has authorized such disclosure in writing, or if such disclosure is expressly required by applicable federal or state authorities. CUNA Mutual and CUNA Brokerage shall have prompt and full access to all books, accounts and records of General Agent and Broker-Dealer pertaining to the Products. General Agent and Broker-Dealer agrees to permit CUNA Mutual and CUNA Brokerage representatives to enter into all areas of the General Agent's and Broker-Dealer's business related hereto for the purpose of conducting inspections and General Agent and Broker-Dealer shall fully cooperate with such representatives during such inspections by rendering assistance as CUNA Mutual and CUNA Brokerage may reasonably request. Upon notice from CUNA Mutual or CUNA Brokerage, and without limiting other rights of CUNA Mutual and CUNA Brokerage under this Agreement, General Agent and Broker-Dealer shall take certain steps as may be necessary to correct any deficiencies detected during such inspections. Each party hereto agrees to promptly furnish any reports and information which a party hereto may request in order to meet its reporting and record keeping obligations under the state insurance laws and the federal and state securities laws or rules of FINRA and to provide such books and records to the regulatory and administrative agencies which have jurisdiction over CUNA Mutual or CUNA Brokerage.

    3.16 CUSTOMER FILE AND RECORD RETENTION. For a period of six (6) years from the termination date of this Agreement, General Agent and Broker-Dealer agree
(a) to permit CUNA Brokerage or CUNA Mutual access to inspect and copy, during normal business hours, books and records, including but not limited to customer files relating to the Products under this Agreement that

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are specifically required to be maintained by the rules and regulations promulgated by the SEC, FINRA, or any other federal or state regulatory agency with jurisdiction over CUNA Brokerage, CUNA Mutual, Broker-Dealer or General Agent in connection with an audit or investigation, including any such files as may have been requested by such regulatory agencies ("Required Files) and (b) to maintain such Required Files in the form originally received. In addition, this information will be made available to CUNA Brokerage or CUNA Mutual in the event an individual customer complaint or class action is submitted relating to activity between customer and CUNA Brokerage or CUNA Mutual so that CUNA Brokerage or CUNA Mutual, as the case may be, may respond to such complaint. This information will be provided immediately to CUNA Brokerage or CUNA Mutual for such inspections and proof of the regulatory request and/or customer complaint. Within ninety (90) days following termination, General Agent and Broker-Dealer shall deliver to CUNA Brokerage or CUNA Mutual the following materials maintained by General Agent and Broker-Dealer or Representatives: sales and promotion material, correspondence, customer communications, including all communications relating to customer complaints, and records relating to inspections conducted by any regulatory agency or by personnel of CUNA Brokerage or CUNA Mutual. This Subsection 3.16 shall survive termination of this Agreement.

    3.17 NOTIFICATION OF DISCIPLINARY PROCEEDINGS AND CUSTOMER COMPLAINTS. General Agent and Broker-Dealer shall promptly notify CUNA Mutual and CUNA Brokerage of any disciplinary proceedings or customer complaints against General Agent or Broker-Dealer, or any Representatives or agents of General Agent and Broker-Dealer relating to the Products or any threatened or filed arbitration action or civil litigation arising out of the solicitation, sale or service of the Products. General Agent and Broker-Dealer shall fully and promptly cooperate with CUNA Mutual and CUNA Brokerage in investigating and responding to any customer complaint, attorney demand, or inquiry received from state insurance departments or other regulatory agencies or legislative bodies, and in any settlement or trial of any actions arising out of the conduct of business under this Agreement. No response by General Agent or Broker-Dealer to an individual customer complaint involving a Product will be sent until it has been approved by CUNA Mutual or CUNA Brokerage. Any response by General Agent or Broker-Dealer to an individual customer complaint will be sent to CUNA Mutual and CUNA Brokerage for approval not less than five (5) business days prior to it being sent to the customer, except if a more prompt response is required, the proposed response may be communicated by telephone, electronically, via facsimile or in person.

    3.18 FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE COVERAGES. General Agent/Broker-Dealer agrees that all directors, officers, employees and Representatives of General Agent/Broker-Dealer shall be covered by a blanket fidelity bond/crime insurance policy issued by a reputable bonding company with a limit of not less than five hundred thousand dollars ($500,000) each occurrence for loss of money, securities or property sustained by CUNA Mutual or CUNA Brokerage resulting from theft or forgery committed by General Agent/Broker-Dealer or Representatives. General Agent/Broker-Dealer further agrees to obtain and maintain errors and omissions insurance in an amount of at least two million dollars ($2,000,000) each claim with a two million dollar ($2,000,000) annual aggregate during the term of this Agreement for General Agent/Broker-Dealer and Representatives. All said coverages above shall be maintained by General Agent/Broker-Dealer at General Agent/Broker-Dealer's expense. CUNA Mutual may require evidence that all such coverages above are in force and are satisfactory, and Broker Dealer shall give prompt written notice to CUNA Mutual of any notice of cancellation or change of the coverages.
General Agent/Broker-Dealer shall be solely responsible for responding to customers and filing claims as may be necessary under this Agreement and General Agent/Broker-Dealer is responsible for any out-of-pocket expenses related to such claims. General Agent/Broker-Dealer hereby assigns to CUNA Mutual or CUNA Brokerage, as the case may be, any proceeds received from the insurance

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companies to the extent CUNA Mutual's or CUNA Brokerage's loss is due to activities covered by said policies. If there is any deficiency amount, whether due to a deductible or otherwise, General Agent/Broker-Dealer shall promptly pay CUNA Mutual or CUNA Brokerage such amount on demand, and General Agent/Broker-Dealer hereby indemnifies and holds CUNA Mutual and CUNA Broker harmless from any such deficiency and from the costs of collection thereof, including reasonable legal fees.

    3.19 PROHIBITED ACTS. Nothing in this Agreement shall be construed as giving General Agent and Broker-Dealer the right to incur any indebtedness or make contracts on behalf of CUNA Mutual or CUNA Brokerage. General Agent and Broker-Dealer are not authorized to: discharge, waive any forfeitures under or extend the time for making payment for the Products; waive or modify any terms, conditions, or limitations of any policy or contract; pay any premium or other payment on behalf of an purchaser of the Products; or enter into any court or regulatory proceeding in the name of or on behalf of CUNA Mutual or CUNA Brokerage. General Agent and Broker-Dealer hereby authorize CUNA Mutual and CUNA Brokerage to set off liabilities of General Agent or Broker-Dealer, as the case may be, to CUNA Mutual and CUNA Brokerage against any and all amounts otherwise payable to General Agent or Broker-Dealer by CUNA Mutual or CUNA Brokerage.

4. RIGHT OF REJECTION. General Agent, Broker-Dealer, CUNA Brokerage and/or CUNA Mutual each in their sole discretion, may reject any applications or payments remitted by Representatives through the General Agent or Broker-Dealer and may refund an applicant's payments to the applicant. Likewise, CUNA Mutual and CUNA Brokerage may, at any time for any reason, reject any order from Product owner (whether transmitted by or through General Agent or Broker-Dealer or otherwise) to transfer contract value from one investment option under a Product to another. In the event such refunds are made and if General Agent or Broker-Dealer has received Compensation based on an applicant's payment that is refunded, General Agent or Broker-Dealer shall promptly repay such Compensation to CUNA Mutual. If repayment is not promptly made, CUNA Mutual may, at its sole option, deduct any amounts due to General Agent or Broker-Dealer from future Compensation otherwise payable to General Agent or Broker-Dealer. This Section 4 shall survive termination of this Agreement.

5. SHARING OF CUSTOMER INFORMATION. The parties acknowledge and agree that it may be necessary for the parties to share nonpublic personal information and other customer information ("Customer Information") with each other in order for each party to meet their obligations under this Agreement. With respect to the sharing, use and protection of Customer Information, the parties agree to the following:

    5.1 CONFIDENTIALITY AND RESTRICTIONS ON REDISCLOSURE OF CUSTOMER INFORMATION. Each party agrees to hold in strict confidence Customer
Information obtained from another party during the term of this Agreement and any existing Customer Information received or obtained prior to this Agreement. Each party agrees not to disclose Customer Information, in any form or medium, to any affiliated or nonaffiliated person, firm or corporation except as necessary to perform services under this Agreement or as may be required by law. The parties hereto acknowledge and agree that disclosing Customer Information to effectuate, service or administer a Customer transaction shall not be considered a breach of the confidentiality obligations created hereunder. To the extent that a party contracts with a third party that obtains Customer Information in order to provide services under this Agreement, that party agrees to obtain contractual confidentiality protections to require the third party to hold Customer Information in strict confidence and not disclose it to any person unless required by law. Upon termination of this Agreement, General Agent and Broker-Dealer agree to maintain all Customer Information relating to the Products pursuant to Subsection 3.14 hereof. Each party agrees to comply with applicable privacy laws and regulations including, but not limited to, the Gramm-Leach-Bliley Act, Public Law 106-102 (1999) as set forth in 15 U.S.C.A. [SEC] 6801, as amended and to comply with applicable changes in such laws and regulations as these occur and become effective.

    5.2 USE OF CUSTOMER INFORMATION. Each party agrees to use Customer Information only to fulfill its obligations hereunder and not to use it for any other purpose.

    5.3 OBLIGATION TO MAINTAIN SECURITY OVER CUSTOMER INFORMATION. Each party agrees to implement and maintain reasonable and customary security measures to safeguard Customer Information. Such measures shall include, but not be limited to, requiring employees who will have access to such information to agree to the confidentiality requirements of this Subsection.

    5.4 CONFIDENTIALITY OBLIGATIONS SURVIVE TERMINATION OF THE AGREEMENT. The obligations of the parties set forth in this Section 5 shall survive the termination of this Agreement.

6. LIMITATIONS. Only CUNA Mutual or CUNA Brokerage, and no other party, shall have the authority on behalf of CUNA Mutual or CUNA Brokerage: (a) to make, alter, or discharge any of the Policies issued by CUNA Mutual; (b) to waive any forfeiture; (c) to grant, permit or extend the time for making any payments; (d) to guarantee earnings or rates; (e) to alter the forms which CUNA Mutual or CUNA Brokerage may prescribe or substitute other forms in place of those prescribed by CUNA Mutual or CUNA Brokerage; or (f) to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of CUNA Mutual or CUNA Brokerage.

7.  TERM AND TERMINATION.

    7.1 TERM. This Agreement will commence on the Effective Date, and unless terminated as provided herein, will continue in force indefinitely.

    7.2 TERMINATION. Each party will have the right to terminate this
Agreement: (a) without cause, effective upon delivery of thirty (30) days' written notice thereof to the other party; (b) effective immediately upon delivery of written notice thereof to the other party, in the event that the other party is in breach of any material obligation herein; (c) effective immediately in the event that either CUNA Brokerage or Broker-Dealer shall cease to be registered broker-dealers under the 1934 Act and members of the FINRA; (d) effective immediately, if General Agent or Broker-Dealer or any Representative of General Agent or Broker-Dealer shall rebate or offer to rebate all or any part of a premium on any Products issued by CUNA Mutual in violation of applicable federal, state or local securities and insurance laws, rules or regulations; and (e) effective immediately if General Agent or Broker-Dealer or any Representative of General Agent or Broker-Dealer shall withhold any premium on any policy issued by CUNA Mutual.

    7.3 EFFECT OF TERMINATION. Upon termination of this Agreement, all Compensation to the General Agent and Broker-Dealer hereunder shall cease; however, General Agent and Broker-Dealer shall continue to be liable for any chargebacks or for any other amounts advanced by or otherwise due CUNA Mutual or CUNA Brokerage hereunder. General Agent and Broker-Dealer will immediately return or destroy, as instructed by CUNA Mutual and CUNA Brokerage, all of CUNA Mutual's and CUNA Brokerage's proprietary materials, and any copies thereof, including but not limited to, information and data relating to the Products, procedures and practices, sales and promotion materials, advertising, information and materials relating to "Systems," as described hereinafter, and any sales and promotion materials created by General Agent or Broker-Dealer related to the Products, and any copies thereof; and General Agent and Broker-Dealer shall not use the same thereafter. General Agent and Broker-Dealer agree to retain all customer files and records pursuant to Subsection 3.15 hereof.

8.  USE OF TECHNOLOGY.

    8.1 GENERALLY. CUNA Mutual agrees to provide General Agent and
Broker-Dealer access to and the right to use those technology-based systems and materials (collectively, the "Systems") that CUNA Mutual determines to be reasonably required for General Agent's or Broker-Dealer's performance of its obligations under this Agreement. Said access may be provided through software provided by CUNA Mutual directly to General Agent or Broker-Dealer and/or via the Internet. Upon delivery of any such software, CUNA Mutual shall be deemed to grant to General Agent and Broker-Dealer a non-transferable, non-exclusive, license to use the software within the scope of their responsibilities under this Agreement and for no other purpose. The access and use rights to the Systems granted hereunder shall apply only to the version of the Systems CUNA Mutual makes available to General Agent or Broker-Dealer from time to time. General Agent and Broker-Dealer shall not reproduce, display, modify or distribute the Systems or any part thereof, or use said Systems for any purpose outside the scope of General Agent's and Broker-Dealer's responsibilities under this Agreement. General Agent and Broker-Dealer shall not provide access to the Systems, nor to any software provided to General Agent and Broker-Dealer by CUNA Mutual, in whole or in part, to any third party including any consultant or contractor, without the express written permission of CUNA Mutual, obtained in each instance in advance. General Agent and Broker-Dealer shall hold in strict confidence, use only within the scope of their responsibilities under this Agreement, not provide access to any third parties, any passwords or other authentication or security procedures or devices provided to General Agent or Broker-Dealer to access and/or use the Systems. Upon termination of this Agreement, General Agent and Broker-Dealer shall return all copies of the software or other indicia of the Systems in its possession and retain nothing. Furthermore, General Agent and Broker-Dealer will ensure that Representatives under this Agreement will abide by the provisions of this Section 8.

    8.2 DISCLAIMER. CUNA MUTUAL PROVIDES THE SYSTEMS, SOFTWARE AND ANY INFORMATION STORED OR PROCESSED ON SAID SYSTEMS AND SOFTWARE "AS IS," AND EXPRESSLY DISCLAIMS ALL WARRANTIES EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. General Agent and Broker-Dealer understand and agree that the Systems and software contain trade secrets and proprietary data of CUNA Mutual and that the Systems and software are and shall at all times remain the sole and exclusive property of CUNA Mutual. This provision shall survive termination of this Agreement.

    8.3 LIMITED LIABILITY. In no event to the maximum extent permitted by law shall CUNA Mutual be liable for any special, indirect, incidental, or consequential damage (including, without limitation, damages for loss of business, profits or income) arising out access, lack of access, use or lack of use of the Systems or software, even if CUNA Mutual has been advised of the possibility of such damages. Further, in no event to the maximum extent permitted by law shall CUNA Mutual be liable to General Agent or Broker-Dealer for damages of any kind or nature arising from the access, lack of access, use, or lack of use of the Systems or software to the extent said damages exceed the Compensation that CUNA Mutual has paid to General Agent and Broker-Dealer under this Agreement during the three (3) month period immediately preceding the occurrence of the claim.

9. CONFIDENTIALITY AND TRADE SECRETS. All information or materials relating to or prepared by a party to this Agreement which are obtained or reviewed in any inspection or through the course of business during the term of this Agreement, including but not limited to, CUNA Mutual's insurance policy information, coverage plan and rates and CUNA Mutual's or CUNA Brokerage's policies and procedures, practices, billing information, claims information, business relationship information, statistical data, and any other know-how and information, shall be held in strict confidence by the parties hereto. No party shall permit any third party to copy, review or use the other party's confidential or proprietary materials at any time. CUNA Mutual and CUNA Brokerage shall have sole and exclusive ownership of all right, title and interest in "Trade Secrets" and Broker-Dealer shall obtain no such rights hereunder. "Trade Secrets" shall be defined as a whole or any portion thereof of any business, sales or legal information, process, procedure, know-how that provides a party with a significant competitive advantage in the development, construction, conduct, operation, control, marketing, sale, management, administration, maintenance or servicing of insurance, or financial products. This provision shall survive the termination of this Agreement.

10. REPRESENTATIONS AND WARRANTIES

    10.1 GENERAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the others that:

         (a) It is duly organized, validly existing and in good standing under the laws of the state of its organization and has all the requisite power, corporate or otherwise, to carry on its business as now being conducted and to perform its obligations as contemplated by this Agreement;

         (b) It has all licenses, approvals, permits and authorizations of, and registrations with, all authorities and agencies, including non-government self-regulatory bodies, required under federal, state and local laws and regulations to enabled it to perform its obligations under this Agreement; and

         (c) The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary "corporate" action, and this Agreement constitutes the legal, valid and binding agreement of such party, enforceable against it according to its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws relating to creditors' rights generally and general principles of equity.

    10.2 BROKER-DEALER REPRESENTATIONS AND WARRANTIES. CUNA Brokerage and Broker-Dealer each represent and warrant to the other that it is registered as a broker-dealer with SEC under the 1934 Act and is a member in good standing of FINRA.

11. MUTUAL INDEMNIFICATION.

    11.1 GENERAL AGENT AND BROKER-DEALER INDEMNIFICATION. General Agent and Broker-Dealer, jointly and severally, will indemnify, defend and hold harmless CUNA Mutual and CUNA Brokerage and their respective affiliates, officers, directors, employees and agents from and against any claim, loss, damage, expense or liability, judgment, settlements or regulatory actions, including defense costs, reasonable attorneys' fees, penalties and fines, arising from, or in any manner relating to: (a) any breach of any covenant or obligation pursuant to this Agreement, including, but not limited to, any applicable law or regulation, or any applicable rule of any self-regulatory organization by General Agent and Broker-Dealer or their Representatives and agents; (b) any criminal, fraudulent or intentionally wrongful act or omission committed by General Agent or Broker-Dealer or their Representatives and agents in connection with the performance of General Agent's or

Broker-Dealer's obligations hereunder; or (c) the infringement, violation or misappropriation by General Agent or Broker-Dealer or their Representatives and agents of any party's rights with respect to any Trade Secrets, copyright, trademark, service mark, tradename or similar proprietary rights conferred by common law, state law or by any law of the United States arising out of or resulting from the performance of General Agent's or Broker-Dealer's obligations under this Agreement.

    11.2 CUNA MUTUAL AND CUNA BROKERAGE INDEMNIFICATION. CUNA Mutual and CUNA Brokerage, jointly and severally, will indemnify, defend and hold harmless General Agent and Broker-Dealer and their respective affiliates, officers, directors, employees and agents from and against any claim, loss, damage, expense or liability, judgment, settlements or regulatory actions, including defense costs, reasonable attorneys' fees, penalties and fines, arising from, or in any manner relating to: (a) any breach of any covenant or obligation pursuant to this Agreement, including, but not limited to, any applicable law or regulation, or any applicable rule of any self-regulatory organization by CUNA Mutual or CUNA Brokerage; or (b) any criminal, fraudulent or intentionally wrongful act or omission committed by CUNA Mutual or CUNA Brokerage in connection with the performance of CUNA Mutual's or CUNA Brokerage's obligations hereunder.

    11.3 SURVIVAL. This Section 11 shall survive termination of this Agreement.

12. GENERAL COMPLIANCE. The parties hereto agree to comply with the existing laws and rules or regulations of applicable local, state or federal regulatory authorities, including, but not limited to, FINRA, SEC, Financial Crimes Enforcement Network and the New York Stock Exchange, and with those which may be enacted or adopted during the term of this Agreement regulating the business conducted under this Agreement and in any jurisdiction in which the business described herein is to be transacted, and to provide information or reports relating to the respective duties and obligations hereunder pursuant to requests by any regulatory authority having jurisdiction with respect thereto.

13. ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM. The parties hereto acknowledge and agree that insurance agencies and securities broker-dealers are subject to certain regulations set forth under the Bank Secrecy Act (the "BSA") and [SEC]352 of the USA PATRIOT Act (the "PATRIOT Act") related to adopting and implementing an anti-money laundering compliance program ("AML Program"). Each party hereto represents and warrants that it has effectively implemented a written AML Program, which includes at a minimum: a) incorporating policies, procedures and internal controls reasonably designed to assure compliance with BSA and the PATRIOT Act; b) designating a compliance officer responsible for day-to-day compliance with the BSA and the AML Program; c) providing education and/or training of Representatives and other appropriate personnel concerning their responsibilities under the AML Program, including training in the detection of suspicious transactions; and d) providing for independent review to monitor and maintain an adequate AML Program. The parties agree that CUNA Mutual and CUNA Brokerage have the right, upon reasonable request, to examine the description of the training provided to Representatives to ensure that the AML Program of General Agent and/or Broker-Dealer provides adequate training for Representatives. In the event General Agent and/or Broker-Dealer or Representatives become aware of circumstances related to a customer that may be suspicious, General Agent, Broker-Dealer or Representative, as the case may be, agrees to promptly notify the Anti-Money Laundering Officer at CUNA Mutual regarding such suspicious activity. Furthermore, the parties represent and warrant that each has adopted and will continue to execute a customer identification program (the "CIP") meeting the requirements under the PATRIOT Act. The parties agree that CUNA Mutual and CUNA Brokerage have the right, upon reasonable request, to examine the description of the CIP that General Agent and/or Broker-Dealer has adopted and implemented.

14. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be given in writing and shall be deemed to be given upon receipt of any of the following delivery methods: (a) personally delivered; or (b) sent by telecopier, facsimile transmission or other electronic transmission; or (c) sent by United States certified or registered mail, postage prepaid, return receipt requested; or (d) sent by private overnight courier service. The respective addresses to be used for all notices, requests, demands or communications are as follows:

           CUNA Mutual Insurance Society
           Attn: Sales Compensation
           2000 Heritage Way
           Waverly, IA 50677

           Broker-Dealer:
           [Broker-Dealer's Name]
           [Broker-Dealer's Full Address]

           General Agent:
           [Agency's Name]
           [Agency's Full Address]

15. INDEPENDENT CONTRACTORS. The relationship between the parties hereto is an independent relationship and each party has sole responsibility and authority for the conduct of its own business. General Agent and Broker-Dealer and their Representatives and their agents are independent contractors with respect to CUNA Mutual and CUNA Brokerage. No party hereto has the right to bind the other party in any way.

16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin.

17. WAIVER. A waiver by any party of any terms and conditions of this Agreement in any one instance shall not be deemed or construed to be a waiver of any such term or condition for the future, or of any subsequent breach thereof, nor shall it be deemed a waiver of performance of any obligation hereunder.

18. SEVERABILITY. If any portion or provision of this Agreement is held to be invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect.

19. ASSIGNMENT. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns; and no party may assign rights or obligations under this Agreement without the prior written consent of the other party.

20. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

21. AMENDMENT. CUNA Mutual and CUNA Brokerage reserve the right to amend this Agreement at any time, and the submission of an application by General Agent or Broker-Dealer after notice of any such amendment has been sent to General Agent and Broker-Dealer shall constitute that General Agent and Broker-Dealer are in agreement to any such amendment.

22. ENTIRE AGREEMENT. This Agreement and any attachments hereto constitute the entire understanding of the parties hereto relating to the subject matter hereof and supersedes in its entirety all prior agreements between CUNA Mutual and CUNA Brokerage and General Agent or Broker-Dealer, if any, all prior and collateral agreements, understandings, statements and negotiations of the parties relating to such subject matter.

23. COUNTERPARTS. This Agreement may be executed in counterparts and all documents so executed shall constitute one agreement binding on the parties hereto.

            [The remainder of this page is intentionally left blank.
                    Signatures appear on the following page.]

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

CUNA MUTUAL INSURANCE SOCIETY

By:  ___________________________________________

CUNA BROKERAGE SERVICES, INC.

By:  ___________________________________________

BROKER-DEALER

Name:

Title:

By:           __________________________________

GENERAL AGENT

Name:

Title:

By:           __________________________________

NOTE:  Please return two signed copies of this Agreement to:

CUNA Mutual Insurance Society
Attn:  Julie Miller, DTB FICP
2000 Heritage Way
Waverly, IA 50677

Upon acceptance, one countersigned copy will be returned to General Agent/Broker-Dealer for its files.

                                    EXHIBIT A
                                    ---------

                         SELLING AND SERVICES AGREEMENT
                                       FOR
               INSURANCE AND ANNUITY (FIXED AND VARIABLE) PRODUCTS

                        GENERAL LETTER OF RECOMMENDATION
                        --------------------------------

General Agent and Broker-Dealer hereby certify to CUNA Mutual that all the following requirements will be fulfilled in conjunction with the submission by General Agent or Broker-Dealer of licensing/appointment papers for all applicants as agents of CUNA Mutual. General Agent or Broker-Dealer will, upon request, forward proof of compliance with same to CUNA Mutual in a timely manner.

1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence, business reputation, and experience and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is worthy of a license and appointment as an agent of CUNA Mutual. This inquiry and background investigation has included a credit and criminal check on each applicant. Based upon our investigation, we vouch and certify that each individual is trustworthy, competent and qualified to act as an agent for CUNA Mutual to hold himself/herself out in good faith to the general public.

2. We have on file appropriate state insurance department licensing forms or a Form U-4 which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our FINRA member firm, and each applicant is presently registered as a FINRA registered representative.
    The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license or appointment and all the findings of all investigative information is favorable.

3. We certify that all educational requirements have been met for the specific state each applicant is licensed in, and that all such persons have fulfilled the appropriate examination, education and training requirements.

4. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

5. We will not permit any applicant to transact insurance as an agent until duly licensed therefor and appointed by CUNA Mutual. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity, and they will not be so permitted until the certificate of authority or license applied for is received.

                         SELLING AND SERVICES AGREEMENT
                                       FOR
               INSURANCE AND ANNUITY (FIXED AND VARIABLE) PRODUCTS

                       PRODUCTS AND COMPENSATION SCHEDULE
                       ----------------------------------

This Products and Compensation Schedule (this "Schedule") is incorporated into the Selling and Services Agreement (the "Agreement") as of the Effective Date of the Agreement. CUNA Mutual agrees to compensate General Agent and
Broker-Dealer, as appropriate, under the Agreement as set forth below. Notwithstanding any provisions in the Agreement to the contrary, CUNA Mutual reserves the right to discontinue the availability of any of the Products or modify the Compensation at any time, subject to thirty (30) days written notice. Subject to the provisions of the Agreement, General Agent and Broker-Dealer shall be entitled to receive the Compensation for the Products listed in this Schedule. Capitalized terms in this Schedule and not otherwise defined herein will have the meanings set forth in the Agreement.
================================================================================

For each product sale or transaction the following rules apply:

o For PROPRIETARY INSURANCE PRODUCTS, First Year and Renewal Commission are expressed as a percentage of premiums by year. Note that for proprietary life insurance products, First Year Commission is calculated based on net annualized first year premium, and Renewal Commission is calculated as a percentage of renewal premium paid by the purchaser. For annuity products, First Year Commission is calculated as a percentage of earned premiums, and Renewal Commission is calculated as a percentage of trailers. A trailer is defined as the annuity contract account value at the end of the annuity contract anniversary.

o For the SINGLE PREMIUM IMMEDIATE ANNUITY, commission charge backs will be made when death of the client occurs prior to the income payment start date. The charge back will be 100% of the commission if death of the client occurred in the first six months after issue, or 50% of the commission if death of the client occurred in months seven through twelve after issue.

o For PROPRIETARY SINGLE LIFE AND JOINT LIFE INCOME OPTIONS, First Year Commission is expressed as a percentage of the amount applied to the income option on the contract. First Year Commission is calculated for the service representative at the time proceeds are applied to:
       a) All variable single life and joint life income options
       b) All fixed non-dividend based single life and joint life income options

o INCOME OPTION TRAILERS are expressed as a percent of the reserve held by CUNA Mutual on the contract and are paid once per year in January to the representative assigned for service as of the prior year-end calculation date on contracts in force for all fixed period income options.

o In addition, several special Compensation rules apply to the Products sold as part of this Agreement:

       1. CUNA Mutual has the right to define and determine compensation on transfers, exchanges, or replacements.

       2. CUNA Mutual reserves the right to refund premium paid or principal invested on a policy if such refund is justified by reason of rescission or cancellation for justifiable reason. In this situation, compensation will be adjusted for any refunded premium or investment.

       3. For proprietary insurance products, First Year Commission is credited when the policy is issued and the premium is fully processed by CUNA Mutual, and Renewal Commission is credited when the premium is received and fully processed by CUNA Mutual.

       4. Increases to premium level and specified amount may result in compensation being credited to another representative. In addition, changes in service assignments or in a sales and service agreement may result in compensation being credited to another representative.

       5. The minimum disbursed commissions check amount will be $50. Any payable amounts below the minimum in a given period will be held over and disbursed in a subsequent period.

       6. With respect to annuity products, CUNA Mutual reserves the right to reverse compensation upon the death of the owner or annuitant within the first year after issuance of the policy.

                       SELLING AND SERVICES AGREEMENT
                     PRODUCTS AND COMPENSATION SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                                                                                            COMMISSION RATE
-----------------------------------------------------------------------------------------------------------------------
                                    PRODUCT                                       YEAR        FIRST YEAR       RENEWAL
-----------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) VARIABLE ANNUITY III:
-----------------------------------------------------------------------------------------------------------------------
         Option 1 - Up Front and Trailer (default option)
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         6.50%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         5.40%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         3.75%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid on policy anniversary                                                         0.25%
-----------------------------------------------------------------------------------------------------------------------
         Option 2 - Semi-Levelized
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         4.70%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         3.85%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         2.60%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid on policy anniversary                                                         0.50%
-----------------------------------------------------------------------------------------------------------------------
         Option 3 - Semi-Levelized 2
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         3.50%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         2.90%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         2.00%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid on policy anniversary                                                         0.75%
-----------------------------------------------------------------------------------------------------------------------
         Option 4 - All Up Front
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         7.25%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         6.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         4.20%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid on policy anniversary                                                         0.00%
-----------------------------------------------------------------------------------------------------------------------
         Option 5 - 1% Trailer
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         2.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         1.65%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         1.15%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.25%
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) VARIABLE ANNUITY III - EXTRACREDIT:
-----------------------------------------------------------------------------------------------------------------------
         Option 1 - Up Front and Trailer (default option)
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         5.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         4.15%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         2.90%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.063%
-----------------------------------------------------------------------------------------------------------------------
         Option 2 - Semi-Levelized
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         3.20%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         2.65%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         1.85%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.125%
-----------------------------------------------------------------------------------------------------------------------
         Option 3 - Semi-Levelized 2
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         2.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         1.65%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         1.15%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.188%
-----------------------------------------------------------------------------------------------------------------------
         Option 4 - All Up Front
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years             N/A
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years             N/A
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years             N/A
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                             N/A
-----------------------------------------------------------------------------------------------------------------------
         Option 5 - 1% Trailer
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                               all years         1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                              all years         0.85%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                              all years         0.60%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.250%
-----------------------------------------------------------------------------------------------------------------------

                       SELLING AND SERVICES AGREEMENT
                     PRODUCTS AND COMPENSATION SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                                                                                            COMMISSION RATE
-----------------------------------------------------------------------------------------------------------------------
                                    PRODUCT                                       YEAR        FIRST YEAR       RENEWAL
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) CHOICE VARIABLE ANNUITY
-----------------------------------------------------------------------------------------------------------------------
         % of premium                                                           all years         1.125%
-----------------------------------------------------------------------------------------------------------------------
         Trailer; paid on policy anniversary                                                                    1.00%
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) VARIABLE ANNUITY III - L-SHARE:
-----------------------------------------------------------------------------------------------------------------------
         Option 1 - Up Front and Trailer (default option)
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                                  1              4.00%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                                 1              3.30%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                                 1              2.30%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              2.30%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.30%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.25%
-----------------------------------------------------------------------------------------------------------------------
         Option 2 - Semi-Levelized
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                                  1              4.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                                 1              3.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                                 1              2.60%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              2.60%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.188%
-----------------------------------------------------------------------------------------------------------------------
         Option 3 - Semi-Levelized 2
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                                  1              5.00%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                                 1              4.15%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                                 1              2.90%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              2.90%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.125%
-----------------------------------------------------------------------------------------------------------------------

                       SELLING AND SERVICES AGREEMENT
                     PRODUCTS AND COMPENSATION SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                                                                                            COMMISSION RATE
-----------------------------------------------------------------------------------------------------------------------
                                    PRODUCT                                       YEAR        FIRST YEAR       RENEWAL
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) VARIABLE ANNUITY III - L-SHARE (CON'T):
-----------------------------------------------------------------------------------------------------------------------
         Option 4 - All Up Front
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 0-75                                  1              5.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 76-80                                 1              4.55%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.25%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    % of premium; issue ages 81-85                                 1              3.15%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   2              3.15%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   3              2.50%
-----------------------------------------------------------------------------------------------------------------------
                                                                                   4              1.75%
-----------------------------------------------------------------------------------------------------------------------
                                                                                  5+              1.00%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 5th qtr                                       0.00%
-----------------------------------------------------------------------------------------------------------------------
                    Trailer; paid qtrly, starts at the end of the 17th qtr                                      0.25%
-----------------------------------------------------------------------------------------------------------------------
SINGLE PREMIUM IMMEDIATE ANNUITY
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) SPIA:
-----------------------------------------------------------------------------------------------------------------------
         Life Income Option
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 0-70                                         1              4.25%
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 71-80                                        1              3.40%
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 81 +                                         1              1.75%
-----------------------------------------------------------------------------------------------------------------------
         Installment Option
-----------------------------------------------------------------------------------------------------------------------
             % of premium; all ages                                                1              3.00%
-----------------------------------------------------------------------------------------------------------------------
SINGLE PREMIUM DEFERRED INDEXED ANNUITY
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) INDEX ANNUITY:
-----------------------------------------------------------------------------------------------------------------------
         Option 1 - Under $250,000
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 0-75                                         1              5.00%
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 76-85                                        1              3.25%
-----------------------------------------------------------------------------------------------------------------------
         Option 1 - $250,000 and above
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 0-75                                         1              4.25%
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 76-85                                        1              2.75%
-----------------------------------------------------------------------------------------------------------------------
         Option 2 - Under $250,000
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 0-75                                         1              4.00%
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 76-85                                        1              2.60%
-----------------------------------------------------------------------------------------------------------------------
                  Trailer                                                                                       0.25%
-----------------------------------------------------------------------------------------------------------------------
         Option 2 - $250,000 and above
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 0-75                                         1              3.25%
-----------------------------------------------------------------------------------------------------------------------
             % of premium; issue ages 76-85                                        1              2.10%
-----------------------------------------------------------------------------------------------------------------------
                  Trailer                                                                                       0.25%
-----------------------------------------------------------------------------------------------------------------------
         "Re-up" compensation will be credited at 50% of the original issue First Year Commission Rate.
-----------------------------------------------------------------------------------------------------------------------

                       SELLING AND SERVICES AGREEMENT
                     PRODUCTS AND COMPENSATION SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                                                                                            COMMISSION RATE
-----------------------------------------------------------------------------------------------------------------------
                                    PRODUCT                                       YEAR        FIRST YEAR       RENEWAL
-----------------------------------------------------------------------------------------------------------------------
FIXED ANNUITY
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) FOCUS FIXED ANNUITY:
-----------------------------------------------------------------------------------------------------------------------
         Option 1 - Under $500,000
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              2.00%
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              1.40%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              2.50%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              1.75%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              3.00%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              2.10%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Option 1 - $500,000-$999,999
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.30%
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.90%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.90%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              1.35%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              2.30%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              1.60%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Option 1 - $1,000,000 +
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.05%
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.70%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.50%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              1.10%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.85%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              1.30%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Option 2 - Under $500,000
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              0.75%
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.55%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.25%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.90%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.75%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              1.25%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Option 2 - $500,000-$999,999
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              0.25%
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.25%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              0.65%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.50%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              1.00%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.75%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         Option 2 - $1,000,000 +
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              0.20%
-----------------------------------------------------------------------------------------------------------------------
              4 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.20%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              0.50%
-----------------------------------------------------------------------------------------------------------------------
              5 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.40%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 0-75                 1              0.80%
-----------------------------------------------------------------------------------------------------------------------
              6 Yr Rate Guarantee  - % of premium; issue ages 76-90                1              0.60%
-----------------------------------------------------------------------------------------------------------------------
                         Trailer                                                                                0.25%
-----------------------------------------------------------------------------------------------------------------------

                       SELLING AND SERVICES AGREEMENT
                     PRODUCTS AND COMPENSATION SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                                                                                            COMMISSION RATE
-----------------------------------------------------------------------------------------------------------------------
                                    PRODUCT                                       YEAR        FIRST YEAR       RENEWAL
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) SELECT FIXED ANNUITY II:
-----------------------------------------------------------------------------------------------------------------------
         Under $250,000
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 0-75                                          1               4.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 76-80                                         1               3.10%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 81-90                                         1               2.20%
-----------------------------------------------------------------------------------------------------------------------
         $250,000 and above
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 0-75                                          1               3.35%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 76-80                                         1               2.65%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 81-90                                         1               1.85%
-----------------------------------------------------------------------------------------------------------------------
LIFE INSURANCE
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) WHOLE LIFE PRIMARY PROTECTION PLAN:
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           1              96.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          2-3                           10.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          4-10                           5.00%
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) WEALTH PROTECTOR WHOLE LIFE:
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           1              10.00%
-----------------------------------------------------------------------------------------------------------------------
TERM INSURANCE
-----------------------------------------------------------------------------------------------------------------------
   MEMBERS(R) ELITE PROTECTION TERM SERIES:
-----------------------------------------------------------------------------------------------------------------------
         LEVEL 10, 15
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           1              80.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          2-10                           2.00%
-----------------------------------------------------------------------------------------------------------------------
         LEVEL 20
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           1              92.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          2-10                           2.00%
-----------------------------------------------------------------------------------------------------------------------
         LEVEL 30
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           1              98.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          2-10                           2.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
LONG-TERM CARE INSURANCE
-----------------------------------------------------------------------------------------------------------------------
   2006 MEMBERS(R) LONG-TERM CARE:
            (Only "Standard" state commission rates are provided in this Schedule. Commission rates vary in
            Delaware, Indiana, Michigan, Pennsylvania and Wisconsin due to state insurance law.)
-----------------------------------------------------------------------------------------------------------------------
         LIFETIME PAY
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 18 - 59                                       1              40.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 60 - 74                                       1              37.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 75 - 85                                       1              24.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          2-10                           3.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          11+                            0.00%
-----------------------------------------------------------------------------------------------------------------------
         LIMITED PAY
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 18 - 59                                       1              21.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 60 - 74                                       1              18.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium; issue ages 75 - 85                                       1              10.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          2-10                           3.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          11+                            0.00%
-----------------------------------------------------------------------------------------------------------------------

                       SELLING AND SERVICES AGREEMENT
                     PRODUCTS AND COMPENSATION SCHEDULE

-----------------------------------------------------------------------------------------------------------------------
                                                                                            COMMISSION RATE
-----------------------------------------------------------------------------------------------------------------------
                                    PRODUCT                                       YEAR        FIRST YEAR       RENEWAL
-----------------------------------------------------------------------------------------------------------------------
INCOME OPTIONS
-----------------------------------------------------------------------------------------------------------------------
         LIFETIME PAYOUTS:
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           1              0.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           2              0.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           3              1.50%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           4              3.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           5              4.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           6              5.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                           7              6.00%
-----------------------------------------------------------------------------------------------------------------------
            % of premium                                                          8+              6.50%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
         INSTALLMENT PAYMENTS
-----------------------------------------------------------------------------------------------------------------------
          FIXED PERIOD INCOME OPTIONS:
-----------------------------------------------------------------------------------------------------------------------
            Trailer; paid on a calendar year basis, based on the year-end value.                                0.225%
-----------------------------------------------------------------------------------------------------------------------

            (The rest of this page is intentionally left blank)